Exhibit 99.1 July 2022 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, climate change and extreme weather; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) § Total Assets: $16.8 Billion § Gross Loans: $ 8.7 Billion § Total Deposits (Including Repos): $14.6 Billion § Total Equity: $ 2.0 Billion Ø Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings Ø 181 Consecutive Quarters of Profitability Ø 131 Consecutive Quarters of Cash Dividends Ø Ranked #4 Forbes, 2022 Best Banks in America (January 2022) Ø Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ø Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ø Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ø Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ø Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ø BauerFinancial Report § Five Star Superior Rating v 47 Consecutive Quarters Ø Fitch Rating § BBB+ (April 2022) Ø One of the 10 largest bank holding companies in CA As of 7/15/2022 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2021 cbbank.com 4

63 Business Financial Centers 4 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com

Our Vision Citizens Citizens Business Business Bank Bank will will strive strive to to become become the the p premier remier financial financial s services ervices c company ompany operating operating throughout throughout the the s state tate of of California, California, servicing servicing the the comprehensive comprehensive f financial inancial needs needs of of successful successful small small to to m medium edium sized sized b businesses usinesses and and their their owners. owners. cbbank.com 6

Target Customer The best The best privately-held and/or family-owned privately-held and/or family-owned businesses throughout businesses throughout California California §§ Annual revenues Annual revenues of $1-300 of $1-300 million million §§ Top Top 25% in their respective industry 25% in their respective industry §§ Full relationship banking Full relationship banking §§ Build long-term relationships Build long-term relationships cbbank.com 7

Three Areas of Growth De Novo De Novo Acquisitions Acquisitions San Di San Diego ego (2014) (2014) Ameri Americ can Securi an Securit ty y Bank (2014) Bank (2014) Oxnard (2015) Oxnard (2015) Count County y Commerce Bank (2016) Commerce Bank (2016) Sant Santa Barbara (2015) a Barbara (2015) V Va alley Busi lley Business ness Bank Bank (2017) (2017) San Di San Diego ego (2017) (2017) Community Bank Community Bank (2018) (2018) St Stockton (2018) ockton (2018) Suncrest Suncrest Bank (2022) Bank (2022) Modest Modesto (2020) o (2020) cbbank.com 8

Acquisition Strategy Banks: Ø Target size: $1 billion to $10 billion in assets Ø Financial & Strategic Ø In-market and/or adjacent geographic market (California) Banking Teams: Ø In-market Ø New markets cbbank.com 9

Q2 2022 Financial Highlights • ROATCE = 18.67% • ROAA = 1.39% Profitability • NIM = 3.16% • Efficiency Ratio = 37.24% • Q2 Net Income = $59.1 million • $3.6 million provision for credit losses Income Statement • Q2 Diluted EPS =$0.42 • ~ 8% loan growth • ~ 10% noninterest bearing deposit growth Balance Sheet Growth • ~ $2.1 billion increase in investment securities YR/YR • ~ $0.8 billion acquired Suncrest loans • ~ $1.2 billion deposits from Suncrest acquisition • Net recoveries (charge-offs) = $503K • NPA/TA = 0.08% (NPA = $13.0 million) Asset Quality • Classified loans = $76 million or 0.88% of total loans • ACL = $80.2 million or 90% of NPL and classified loans • 1/7/22 SCB acq. 8.6 million shares ~ $197 million • ‘22 YTD Share buyback ~ 4.7 million shares ~ $109 million Capital • CET1 Ratio = 13.3% • Total Risk-Based Ratio = 14.2% cbbank.com 10

Selected Ratios 2019 2020 2021 Q2’21 Q1’22 Q2’22 ROATCE 17.56% 14.25% 15.93% 15.60% 13.08% 18.67% NIM 4.36% 3.59% 2.97% 3.06% 2.90% 3.16% Cost of Funds 0.24% 0.13% 0.05% 0.05% 0.03% 0.04% Performance Performance Efficiency Ratio 40.16% 41.40% 41.09% 40.05% 46.93% 37.24% NIE % Avg. Assets 1.76% 1.49% 1.24% 1.23% 1.36% 1.20% NPA % Total Assets 0.09% 0.12% 0.04% 0.05% 0.08% 0.08% Credit Credit Quali Qualit ty y Net Charge-Offs 0.00% 0.00% 0.04% 0.01% 0.00% (0.01%) (Recoveries) to Avg. Loans CET1 Ratio 14.8% 14.8% 14.9% 15.1% 13.6% 13.4% Capital Capital Total Risk-Based Capital 16.0% 16.2% 15.6% 15.9% 14.4% 14.2% Ratio cbbank.com 11

Pretax-Pre Provision Income ($ in Millions) 2.02% 1.84% 1.66% 1.66% 1.54% $85.7 $69.7 $66.8 $65.7 $65.9 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) cbbank.com * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. 12

Quality Loan Growth Balances as of period-end ($ in Millions) $8,692 $8,592 $27 $82 $8,071 $7,888 $7,850 $658 $187 $331 $ 7,669 $ 7,494 $ 7,349 $ 7,277 $ 7,193 $775 $775 $352 $220 $242 $242 $221 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 D&L Suncrest Acquired Loans Core Loans PPP Loans (incl. PPP) cbbank.com * Excluding Suncrest and PPP loans. 13

Line Utilization Trends


52%
45%
43%
47%
41%
41%
46%
50%
48%
47%
53%
49%
49%
71%
53%
52%
69%
81%
69%
66%
39%
31%
28%
29%
26%
27%
27%
29%
31%
32%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Total
D&L
C&I

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Credit Quality NPA % Total Assets Classified Loans % Total Loans 0.18% 0.97% 0.94% 0.88% 0.12% 0.71% 0.66% 0.09% 0.08% 0.04% 2018 2019 2020 2021 Q2'22 2018 2019 2020 2021 Q2'22 CVBF CVBF Allowance for Credit Losses Remaining loan fair value credit discounts — Net Charge-Offs (Recoveries) to Average Loans Non-PCD $11.1MM (1) (1) 1.25% 0.93% 0.04% 0.91% 0.82% (1) 0.84% - 0.00% $93.7 (0.01%) $80.2 (0.04%) $68.7 $65.0 $63.6 2018 2019 2020 2021 YTD 2022 2018 2019 2020 2021 Q2'22 CVBF (1)Without SBA PPP ACL ACL % Total Loans cbbank.com 15 ACL ($ in Millions) Allowance % Total Loans

Asset Sensitive Balance Sheet 44% of earning assets combined > 60% of Banks funding from At June 30, 2022 between Federal Reserve Noninterest-bearing deposits Noninterest-bearing balance and investment portfolio Deposits $8.9B > Loans $8.7B Q2 2022 Q2 2022 Average Total Deposits & Customer Repos Average Earning Assets $15.6 Billion $14.8 Billion CVBF’s Cost of Funds Repos Cash 4% increased from 9bps to 17bps 5% from 2014 to end of 2018, compared to a 225bps increase in Fed Funds Rate Investments Interest-bearing 39% 35% Loans 56% Noninterest-bearing 61% cbbank.com 16

Net Interest Income and NIM ($ in Millions) $121.9 $1.4 $1.9 $112.8 3.20% $2.9 $105.4 $1.8 $103.3 $102.4 3.11% $8.1 $4.2 $7.9 $2.1 3.16% $3.5 $2.7 2.93% 2.92% 3.06% 2.82% 2.90% 2.89% 2.79% $118.7 $108.1 $93.8 $92.7 $96.1 0.05% 0.04% 0.04% 0.03% 0.03% Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Earning Asset Yield Net Interest Margin Discount Accretion PPP interest/fees Cost of Funds cbbank.com 17

Earning Assets ($ in Millions) Average Earning Assets Yields $15,962 $15,561 $14,742 $1,653 $797 $14,402 $13,931 $2,019 $2,329 $1,712 4.46% 4.43% $8,635 4.31% 4.29% 4.27% $8,500 $7,834 3.20% 3.11% $8,249 $7,916 2.92% 2.93% 2.82% 1.93% 1.70% 1.55% 1.54% 1.52% $6,104 $5,776 $4,845 $4,112 $3,925 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Earning Asset Yield Investment Yield Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Loan Yield Investments Loans Fed Balance cbbank.com 18

Cost of Deposits 3.00% CVBF Peers Fed Funds Rate 2.50% Cost of Funds = 4 bps 2.00% 1.50% 1.00% 0.61% 0.50% 0.12% 0.17% 0.04% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2014 2015 2016 2017 2018 2019 2020 2021 2022 * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA. cbbank.com 19

2022 Share Repurchase Program Ø Repurchase Program up to 10 Million Shares Ø YTD 2022 – 4.7 million shares repurchased Ø ASR $70 million (2,994K shares retired) Ø 10b5-1 Stock Repurchases (1,682K shares) Ø Impact of Suncrest Acquisition and Share Repurchase Program on CVBF Common Stock Common Shares Common Outstanding Stock (in 000s) 135,526 $ 1,209,903 Balance at 12/31/2021 Suncrest issued 8,617 197,069 ASR Program shares retired (2,994) (70,000) 10b5-1 Shares repurchased (1,682) (39,318) 139,467 $ 1,297,653 cbbank.com 20

Dividends – 131 Consecutive Quarters 100% $0.75 131 Consecutive 131 Consecutive Quarters Quarters $0.72 $0.72 $0.72 90% More More than 30 years of than 30 years of cash cash 80% dividends since dividends since 1989 1989 $0.56 $0.54 70% $0.48 $0.48 60% 55.13% 49.9% $0.40 $0.39 50% $0.34 $0.34 $0.34 $0.34 $0.34 $0.34 $0.33 $0.32 46.03% 40% 30% 20% 10% 0% Dividends per Share Dividend Payout Ratio * Dividend payout ratio calculated on per share basis. cbbank.com 21 ANNUALIZED

Strong Capital Ratios CVBF CET1 % Peer Avg CET1 % Regulatory Min. 15.1% 14.9% 14.9% 13.6% 13.4% 12.9% 12.6% 12.6% 12.4% 7.0% 7.0% 7.0% 7.0% 7.0% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Capital Ratios As of Q2 2022 14.2% 13.4% 13.4% 3.7% $400MM 4.9% $690MM $528MM 8.8% 6.4% $793MM 4.8% 10.5% 8.5% 7.0% 4.0% T1 Leverage CET1 T1 RBC Total RBC Regulatory Minimum + Capital Conservation Buffer Excess Capital * Source: S&P Capital IQ. Regulated depositories with assets $2 - $35 billion in CA, AZ, HI, NV, OR & WA. cbbank.com 22

Suncrest Bank Merger/Integration Timeline Merger Consideration: ($ in Millions) • 8.6MM Shares issued $197 Merger January 7, 2022• Cash 40 Completed • Aggregate Consideration $237 • Loans Acquired (Fair Value) $ 766 • Deposits assumed $1,183 February 18, 2022 Systems Conversion Loans Acquired (Fair Value) • Total Loan Discount -1.5% Consolidation of April-May 2022 • Non-PCD Loans 70% two center • PCD Loans 30% locations • Non-PCD Net Loan Premium 0.3% • Non-PCD Loan Credit Discount -1.5% Acquisition Fully June 2022 • PCD Net Loan Discount -5.4% Integrated • PCD Loan Credit Discount -3.6% Q1Acquisition Expense $5.6MM Prov. for Credit Losses 1/7/22 $4.9MM cbbank.com 23

CECL Update Highlights Allowance for Credit Losses – by Loan Type 3/31/2022 6/30/2022 Variance ($ in Millions) ü Provision for credit loss of $3.6M in Q2 2022 ACL % of ACL % of ACL % of ü Lifetime historical loss models - Macroeconomic Segmentation Balance Loans Balance Loans Balance Loans variables include GDP, Unemployment Rate, & $6.8 0.7% $7.2 0.8% $0.4 0.1% C&I CRE price index $2.8 0.9% $2.6 0.9% $(0.2) 0.0% SBA ü Weighting of multiple forecasts Real estate: Key Economic Assumptions – Weighted Forecast $57.8 0.9% $61.5 0.9% $3.7 0.0% Commercial RE 2H’22 FY’23 FY’24 $1.0 1.3% $1.1 1.8% $0.1 0.5% Construction 0.5% 0.8% 2.5% GDP % Change $0.2 0.1% $0.2 0.1% $0.1 0.0% SFR Mortgage 4.6% 5.4% 5.0% Unempl. Rate $6.7 2.3% $6.8 2.5% $0.1 0.2% Dairy & livestock $0.2 0.2% $0.2 0.3% $0.0 0.1% Q2 2022 Allowance by Portfolio Municipal lease $0.6 0.7% $0.6 0.7% $0.0 0.0% Consumer and other (Excluding PPP) Sub Total $76.1 0.9% $80.2 0.9% $4.1 0.0% PPP $0.0 0.0% $0.0 0.0% $0.0 0.0% 9% $76.1 0.9% $80.2 0.9% $4.1 0.0% Total 77% Commercial real estate: 77% Commercial and industrial: 9% Dairy & livestock and agribusiness: 9% 9% SBA: 3% Construction: 1% Consumer and other loans: 1% 3% SFR mortgage: 0% 1% Municipal lease finance receivable: 0% 1% PPP: 0% 0% cbbank.com 24

Loans by Type C&I CRE Owner $0.94B 28.4% Commercial and industrial 10.8% SBA 3.4% CRE $6.64B Dairy & livestock and agribusiness 3.1% SFR mortgage 3.0% Consumer and other loans 1.0% Municipal lease finance receivable CRE Non-Owner SBA - PPP 0.7% 48.0% 0.8% Construction Other 0.7% $1.11B cbbank.com 25

Loans by Region # of Average Center Total Loans Loans per % Locations (6/30/22) Location (000s) (6/30/22) Los Angeles County 21 $155,773 $ 3,271,236 37.6% Central Valley and Sacramento 15 138,304 2,074,554 23.9% Orange County 10 106,244 1,062,439 12.2% Inland Empire 10 98,407 984,068 11.3% (Riverside & San Bernardino Counties) Central Coast 5 95,677 478,386 5.5% San Diego 2 161,756 323,512 3.7% Other California 159,515 1.9% Out of State 338,519 3.9% Total 63 $137,972 $ 8,692,229 100.0% cbbank.com 26

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Hospitality Medical Non- Farmland 1% 5% Owner 7% 63% Industrial Other 34% 11% Multi- Family 11% Owner Retail 37% 14% Office 17% cbbank.com 27

CRE by Collateral Origination Year Balance % of Avg. Size Collateral LTV at ($ in Owner ($ in 2022 2021 2020 2019 2018 2017 2016 or Type Origination Millions) Occupied Thousands) earlier Industrial $ 2,240 50% 51% $ 1,554 13% 21% 13% 9% 9% 10% 25% Office 1,121 25% 56% 1,654 11% 16% 19% 12% 7% 8% 27% Retail 928 10% 49% 1,605 13% 20% 14% 8% 10% 8% 27% Multi- 741 1% 50% 1,479 12% 21% 22% 13% 10% 4% 18% Family Other 713 51% 47% 1,313 11% 21% 11% 12% 10% 8% 27% Farmland 500 98% 46% 1,380 9% 19% 24% 12% 7% 9% 20% Medical 323 34% 59% 1,496 5% 18% 14% 7% 9% 8% 39% Hospitality 78 19% 43% 2,799 1% 8% 13% 20% 14% 13% 31% Total $ 6,644 37% 51% $ 1,529 12% 20% 16% 10% 9% 8% 25% cbbank.com 28

C&I by Industry % of Balance C&I Industry ($ in Millions) Manufacturing: 15% Total Wholesale Trade: 11% Real Estate Rental and Leasing $ 203 22% Manufacturing 146 15% Real Estate Rental and Wholesale Trade 101 11% Leasing: 22% Construction 92 10% Construction: 10% Health Care and Social Assistance 52 5% Retail Trade 47 5% Arts, Entertainment, and Recreation 46 5% Other: 20% Professional, Scientific, and Health Care and 38 4% Social Assistance: 5% Technical Services Agriculture, Forestry, Fishing and 33 3% Hunting Retail Trade: 5% Other* 184 20% Arts, Entertainment, and Total $ 942 100% Recreation: 5% • Includes Accommodation and Food Services ($9MM Professional, Scientific, or 1% of C&I loans) and Technical Services: Agriculture, Forestry, 4% Fishing and Hunting: 3% cbbank.com 29

Loan Interest Income ($ in Millions) cbbank.com 30

Relationship-Centered Deposit Base At June 30, 2022 Noninterest-bearing Deposits $8.9B > Loans $8.7B June 30, 2022 December 31, 2021 Total Deposits & Customer Repos Total Deposits & Customer Repos $14.6 Billion $13.6 Billion Repos Repos 3% 5% Interest-bearing 36% Interest-bearing Noninterest-bearing 36% Noninterest-bearing 59% 61% cbbank.com 31

Deposits by Region Average # of Center Total Deposits Total Deposits Deposits per Locations (3/31/22) (6/30/22) Center (6/30/22) (000s) (6/30/22) Los Angeles County 21 $ 5,785,682 $ 5,572,164 $ 265,341 Inland Empire (Riverside & San Bernardino 10 4,118,552 3,873,394 387,339 Counties) Central Valley and Sacramento 15 2,742,561 2,656,368 177,091 Orange County 10 1,897,164 1,939,413 193,941 Central Coast 5 447,695 446,680 89,336 San Diego 2 94,603 86,660 43,330 Other 431 369 Total 63 $ 15,086,687 $ 14,575,048 $ 231,350 Average Cost of Deposits* (Annualized) 0.03% 0.04% *Includes Customer Repurchase Agreements. cbbank.com 32

Relationship Banking Model



Customer
Relationship Manager (Bank)
Marketing
Credit Management Division
Agribusiness
Asset Based Lending
Construction Lending
Government Services
Treasury Management
Specialty Banking
Bankcard/ Processing
International Services
Citizens Equipment Financing
CitizensTrust/ Wealth Management
SBA
Real Estate
Dairy & Livestock
Citizens Home Lending

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Digital and Technology Solutions Leveraging technology, digital transformation and data to better serve our clients and associates Recently Completed Ongoing Technology Solutions § Powerful personal and business online banking and § Online Banking enhanced reporting and third party Fin Tech developer integrations mobile apps with Remote Deposit § Third-party accounting payment platform integrations § Personal financial management integration § Same-day ACH, Personal External Transfers § Integrated Receivables and Payables § Intuitive, customizable, and targeted customer Online § Advanced merchant payment technology, integration, Banking training and intuitive client decision portal ® § Zelle person-to-person payments§ Robotic Process Automation driving efficiencies and customer service § Digital solutions for online, contactless, and mobility payments and notification alerts§ Enhanced Data Management reporting driving sales opportunities and efficiencies with customer 360 reporting § Intelligent asset management tools for marketing distribution and business intelligence usage§ Commercial loan workflow integration § Enhanced Debit Card management and client controls§ Treasury Management on boarding solutions § Secure file transfer platform for payments§ Online Sales enablement tools § Enhanced self-service Online Banking functionality cbbank.com 34

Appendix Non-GAAP Reconciliation cbbank.com

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,			Three Months Ended		
	2019	2020	2021	June 30, 2021	December 31, 2021	June 30, 2022
			(Dollars in thousands)			
Net Income	$ 207,827	$ 177,159	$ 212,521	$ 51,179	$ 47,696	$ 59,058
Add: Amortization of intangible assets	10,798	9,352	8,240	2,167	1,892	1,998
Less: Tax effect of amortization of intangible assets [1]	(3,192)	(2,765)	(2,436)	(641)	(559)	(591)
Tangible net income	$ 215,433	$ 183,746	$ 218,325	$ 52,705	$ 49,029	$ 60,465
Average stockholders' equity	$ 1,939,961	$ 1,991,664	$ 2,063,360	$ 2,048,956	$ 2,090,746	$ 2,091,454
Less: Average goodwill	(665,026)	(663,707)	(663,707)	(663,707)	(663,707)	(765,822)
Less: Average intangible assets	(48,296)	(38,203)	(29,328)	(30,348)	(26,216)	(26,381)
Average tangible common equity	$ 1,226,639	$ 1,289,754	$ 1,370,325	$ 1,354,901	$ 1,400,823	$ 1,299,251
Return on average equity, annualized [2]	10.71%	8.90%	10.30%	10.02%	9.05%	11.33%
Return on average tangible common equity, annualized [2]	17.56%	14.25%	15.93%	15.60%	13.89%	18.67%

[1] Tax effected at respective statutory rates.

[2] Annualized where applicable.

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Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non- GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended June 30, March 31, June 30, 2019 2020 2021 2021 2022 2022 (Dollars in thousands) Net Income $ 207,827 $ 177,159 $ 212,521 $ 51,179 $ 45,560 $ 59,058 Add: (Recapture of) provision for credit losses 5,000 23,500 (25,500) (2,000) 2,500 3,600 Add: Income tax expense 83,247 72,361 85,127 20,500 17,806 23,081 Pretax-pre provision income $ 296,074 $ 273,020 $ 272,148 $ 69,986 $ 65,866 $ 85,739 Average total assets $ 11,302,901 $ 12,929,813 $ 15,350,521 $ 15,190,144 $ 17,383,950 $ 17,006,948 Return on average assets [1] 1.84% 1.37% 1.38% 1.35% 1.06% 1.39% PTPP Return on average assets [1] 2.62% 2.11% 1.77% 1.85% 1.54% 2.02% [1] Annualized where applicable. cbbank.com 37

Copy of presentation at www.cbbank.com cbbank.com